UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________

November 10, 2005

ULTRA PURE WATER TECHNOLOGIES, INC.
(formerly known as HUNDRED MILE PLUS LTD., INC.)
(Exact Name of Registrant as Specified in Charter)

Florida	000-28267	90-0224344
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

310 East Gloria Switch Road, Lafayette, Louisiana	70507
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(337) 233-7317

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

(a)	Previous Independent Accountants

Ultra Pure Water Technologies, Inc. (formerly Hundred Mile Plus LTD., Inc. and VDO.com and hereinafter referred to as the “Company”) is filing this Form 8-K/A in response to an SEC Comment Letter requesting further disclosure to Item 4.01 in the Form 8-K filed by the Company with the United States Securities and Exchange Commission (the “Commission”) on August 1, 2005.

In June 2001, Crouch, Bierwolf & Chisholm, LLP (“Crouch”), independent certified public accountants, previously engaged as the principal accountants to audit the financial statements of VDO.com, Inc., resigned as auditors of VDO.com. The Board of Directors of VDO.com accepted, but did not recommend or approve, Crouch’s resignation. The Company disclosed the resignation of Crouch in the Form 8-K filed with the Commission on February 5, 2002 (File No. 000-28267).

In June 2001, Zakheim, Roth & Co. LLP (“Zakheim”) also resigned as an independent certified public accounting firm for the Company. Zakheim resigned because it was not registered with the Commission and therefore it was unable to audit the Company. The Company’s Board of Directors accepted, but did not recommend or approve, Zackeim’s resignation.

Zakheim’s report on the Company’s financial statements for the fiscal year ended December 31, 2000, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report included an explanatory paragraph wherein Zakheim expressed substantial doubt about the Company’s ability to continue as a going concern.

During the period ended December 31, 2000, for which Zakheim reported, there were no disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to Zakheim’s satisfaction, would have caused Zakheim to make reference to the subject matter of the disagreement in connection with the issuance of its report on the Company’s financial statements.

During the period ended December 31, 2000, for which Zakheim reported, Zakheim did not advise the Company of any of the matters identified in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided Zakheim with a copy of the foregoing disclosures and requested that Zakheim furnish a letter addressed to the Commission stating whether Zakheim agrees with the statements made by the Company set forth above insofar as they relate to Zakheim, and if not, stating the reasons for its disagreements. A copy of the letter, dated October 31, 2005, furnished by Zackeim, is attached hereto as Exhibit 16.1.

(b)	New Independent Accountants

Effective July 1, 2005, the Company engaged Rachlin Cohen & Holtz, L.L.P. (“Rachlin Cohen”) as its independent registered public accounting firm to audit the Company’s financial statements. The Company did not consult Rachlin Cohen on any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-B during the Company’s two (2) most recent fiscal years or any subsequent interim period prior to engaging Rachlin Cohen.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits - see below.

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 16.1	Letter dated November 7, 2005, from Zakheim, Roth & Co. LLP	Exhibit 16.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2005	ULTRA PURE WATER TECHNOLOGIES, INC.

By: /s/ Daniel D. LeBlanc
Name: Daniel D. LeBlanc
Title: President and Chief Executive Officer